   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 19, 1997


                                                      REGISTRATION NO. 333-35579
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3

                                       TO
                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          DYNAMICWEB ENTERPRISES, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

           NEW JERSEY                             7372                             22-2267658
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL              (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)        CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                          DYNAMICWEB ENTERPRISES, INC.
                               271 ROUTE 46 WEST
                             BUILDING F, SUITE 209
                          FAIRFIELD, NEW JERSEY 07004
                                 (973) 244-1000
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                           STEVEN L. VANECHANOS, JR.
                            CHIEF EXECUTIVE OFFICER
                          DYNAMICWEB ENTERPRISES, INC.
                               271 ROUTE 46 WEST
                             BUILDING F, SUITE 209
                          FAIRFIELD, NEW JERSEY 07004
                                 (973) 244-1000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

             STEPHEN F. RITNER, ESQUIRE                                JAMES M. JENKINS, ESQUIRE
             SCOTT H. SPENCER, ESQUIRE                                 CRAIG S. WITTLIN, ESQUIRE
                   STEVENS & LEE                                        HARTER, SECREST & EMERY
          ONE GLENHARDIE CORPORATE CENTER                                  700 MIDTOWN TOWER
                 1275 DRUMMERS LANE                                  ROCHESTER, NEW YORK 14604-2070
                    P.O. BOX 236                                             (716) 232-6500
             WAYNE, PENNSYLVANIA 19087
                   (610) 964-1480

                            ------------------------

        Approximate date of commencement of proposed sale to the public:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective registration statement filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434 please check the following box. [X]

                        CALCULATION OF REGISTRATION FEE

        ==================================================================================================================
                                                                                            PROPOSED
                                                                     PROPOSED               MAXIMUM
                                               AMOUNT                MAXIMUM               AGGREGATE              AMOUNT OF
        TITLE OF EACH CLASS OF                 TO BE              OFFERING PRICE            OFFERING             REGISTRATION
     SECURITIES TO BE REGISTERED           REGISTERED(2)           PER UNIT(2)              PRICE(2)                 FEE
------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value........  1,380,000 shares(1)     $6.00 per share(2)       $8,280,000(2)            $2,855.17
------------------------------------------------------------------------------------------------------------------
Common Stock, $.0001 par value........   120,000 shares(3)      $7.80 per share(2)        $936,000(2)              $322.75
------------------------------------------------------------------------------------------------------------------
Warrant to Purchase Common Stock,
 $.0001
 par value per share..................     One Warrant(4)        $10 per warrant              $10                     --
==================================================================================================================

(1) Based upon the maximum number of shares of the Registrant's Common Stock that may be issued under this Registration Statement, including 180,000 shares of Common Stock that may be issued to cover over-allotments, if any.

(2) Estimated pursuant to Rule 457(a) solely for purposes of calculating the Registration Fee.

(3) Reflects the shares issuable to H.J. Meyers & Co. Inc., the Representative of the Underwriters, pursuant to the Representative's Warrant. See "UNDERWRITING."

(4) To be issued to H.J. Meyers & Co., Inc., the Representative of the Underwriters.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
================================================================================

                                    PART II

ITEM 24. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's Certificate of Incorporation provides that the Registrant shall indemnify any person who is or was a director, officer, employee or agent of the Registrant to the fullest extent permitted by the New Jersey Business Corporation Act (the "NJBCA"), and to the fullest extent otherwise permitted by law. The NJBCA permits a New Jersey corporation to indemnify its directors, officers, employees and agents against liabilities and expenses they may incur in such capacities in connection with any proceeding in which they may be involved, unless a judgment or other final adjudication adverse to the director, officer, employee or agent in question establishes that his or her acts or omissions (a) were in breach of his or her duty of loyalty (as defined in the NJBCA) to the Registrant or its shareholders, (b) were not in good faith or involved a knowing violation of law or (c) resulted in the receipt by the director, officer, employee or agent of an improper personal benefit.

     Pursuant to the Registrant's Certificate of Incorporation and the NJBCA, no director or officer of the Registrant shall be personally liable to the Registrant or to any of its shareholders for damages for breach of any duty owed to the Registrant or its shareholders, except for liabilities arising from any breach of duty based upon an act or omission (i) in breach of such director's or officer's duty of loyalty (as defined in the NJBCA) to the Registrant or its shareholders, (ii) not in good faith or involving a knowing violation of law or
(iii) resulting in receipt by such director or officer of an improper personal benefit.

     In addition, the Registrant's Bylaws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts incurred or paid in settlement in connection with civil or criminal claims, actions, suits or proceedings against such persons by reason of serving or having served as officers, directors, or in other capacities, if such person acted in good faith, and in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and, in a criminal action or proceeding, if he had no reasonable cause to believe that his/her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation or that he or she had reasonable cause to believe his or her conduct was unlawful. Indemnification as provided in the Bylaws shall be made only as authorized in a specific case and upon a determination that the person met the applicable standards of conduct.

     The Underwriting Agreement, included as Exhibit 1.1 hereto, provides that, in certain circumstances, each of the Underwriters will indemnify the directors and officers of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act").

ITEM 25. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses in connection with filing this Registration Statement:

        Securities and Exchange Commission filing fee.....................  $  2,500
        National Association of Securities Dealers, Inc. filing fee.......     1,200
        Nasdaq listing fee................................................     7,000
        Pacific Stock Exchange Listing Fee................................    25,000
        Printing and Engraving Expenses...................................    85,000
        Accounting Fee and Expenses.......................................    75,000
        Legal Fees and Expenses...........................................   105,000
        Blue Sky Qualification Fees and Expenses..........................    75,000
        Underwriters Expense Allowance....................................   216,000
        Transfer Agent Fees and Expenses..................................    10,000
        Expenses of Selling...............................................    50,000
        Miscellaneous.....................................................    72,000
                                                                            --------
                  Total...................................................  $723,700
                                                                            ========

ITEM 26. RECENT SALES OF UNREGISTERED SECURITIES.

     Since September 1, 1994, the Company has sold the following securities without registration under the Securities Act:

          1. On May 8, 1995, the Company sold 15,000,000 previously unissued shares of its Common Stock to Jonathan B. Lassers, Cherry Hill, New Jersey, for $150,000 in cash. As part of the transaction, Mr. Lassers also acquired a transferable warrant to purchase up to an additional 70,000,000 shares of the Company's Common Stock, exercisable until December 31, 1997 at $0.01 a share. Such warrant was terminated in exchange for the issuance to Mr. Lassers on February 29, 1996 of 11,000,000 shares of the Company's Common Stock.

          2. On or about March 26, 1996, the Company issued 735,000 shares of Common Stock to Berkshire International Finance, Inc., New York, New York as a finder's fee and 75,000 shares of Common Stock to William N. Levy, Esquire, Voorhees, New Jersey, as payment for legal services, each in connection with the Company's acquisition of DynamicWeb Transaction Systems, Inc., and issued 4,913,631 shares of its Common Stock to the shareholders of DynamicWeb Transaction Systems, Inc., as a consideration for that acquisition.

          3. On April 3, 1996, the Company sold 343,511 shares of Common Stock to Arista High Technology Growth Fund, Cayman Islands, British West Indies, for an aggregate purchase price of $500,000.

          4. On November 21, 1996, the Company sold 250,000 shares of Common Stock to Michael Associates, Jersey City, New Jersey, for an aggregate purchase price of $250,000.

          5. On November 30, 1996, the Company issued 860,000 shares of Common Stock to Kenneth R. Konikowski, Towaco, New Jersey, in exchange for all of the outstanding capital stock of Software Associates, Inc., a New Jersey corporation.

          6. On November 30, 1996, the Company issued 50,000 shares of Common Stock to the 27 shareholders of Megascore, Inc., a New Jersey corporation, in exchange for all of the outstanding capital stock of Megascore, Inc.

          7. In April of 1997, the Company sold 24 Units (each Unit consisting of 3,115 shares of common stock and a $25,000 principal amount of Subordinated, Unsecured 8% Promissory Note) to select accredited investors for an aggregate purchase price of $600,000. H.J. Meyers & Co, Inc., a registered broker-dealer and representative of the several underwriters in this Offering, acted as placement agent for this offering and received a placement agent fee of $60,000 and a non-accountable expense allowance of $18,000. The sale of 8 of those Units closed on April 9, 1997; another 8 of those Units closed on April 11, 1997; and the final 8 of those Units closed on April 30, 1997.

          8. In August of 1997, the Company sold 20 Units (each Unit consisting of 3,333 shares of common stock and a $25,000 principal amount of Subordinated, Unsecured 8% Promissory Note) to select accredited investors for an aggregate purchase price of $500,000. H.J. Meyers & Co, Inc., a registered broker-dealer and representative of the several underwriters in this Offering, acted as placement agent for this offering and received a placement agent fee of $50,000 and a non-accountable expense allowance of $15,000. The sale of all 20 of those Units closed on August 27, 1997.

          9. On February 7, 1996, DynamicWeb Transaction Systems, Inc. (predecessor to the Company) issued 23,878 shares of its common stock to each of Frank T. DiPalma, Ridgewood, New Jersey (a director of the Company) and Steve Sheiner, Studio City, California, in exchange for services rendered.

          10. On January 12, 1996, DynamicWeb Transaction Systems, Inc. (predecessor to the Company) issued 327,577 shares of its common stock to Michael Vanechanos, Holmdel, New Jersey, in exchange for an aggregate purchase price of $100,000.

          11. On January 24, 1996, DynamicWeb Transaction Systems, Inc. (predecessor to the Company) issued 163,786 shares of its common stock to John Helbock, Holmdel, New Jersey, in exchange for an aggregate purchase price of $50,000.

     Except for Number 3 above, all sales and issuances of securities in the transactions described above were deemed to be exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(2) or Regulation D promulgated thereunder. The purchasers in each case represented their intention to acquire the securities for investment only and not with a view to the distribution thereof. Required disclosure was provided, or access to information in lieu of disclosure was present. Required legends are affixed to the stock certificates and other securities issued in such transactions. In the case of Number 3 above, the sale and issuance of the securities were deemed to be exempt from registration by virtue of Regulation S. The securities were sold outside of the United States and required resale restrictions were imposed.

     All numbers of shares indicated in this Item 26 are the actual original numbers of shares issued in the respective transactions. Those numbers have not been adjusted on account of any subsequent stock splits or combinations (including the Reverse Stock Split discussed in the Prospectus which is a part of this Registration Statement), nor have the shares issued by the predecessors to the Company been adjusted to reflect their conversion into Common Stock of the Company.

ITEM 27.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     Exhibits:

    NUMBER                                         TITLE
    -----     -------------------------------------------------------------------------------
     1.1      Underwriting Agreement**
     3.1.1    Certificate of Incorporation of the Registrant as filed with the Secretary of
              State of New Jersey on August 7, 1979 (incorporated by reference to Exhibit
              3.1.1 filed with Registrant's Annual Report on Form 10-K for the Year ended
              December 31, 1991).
     3.1.2    Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on May 19, 1980 (incorporated by reference to Exhibit 3.1.2 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).
     3.1.3    Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on April 1981 (incorporated by reference to Exhibit 3.1.3 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).

    NUMBER                                         TITLE
    -----     -------------------------------------------------------------------------------
     3.1.4    Certificate of Amendment of Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on April 24, 1986 (incorporated by reference to Exhibit 3.1.4 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).
     3.1.5    Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on July 15, 1988 (incorporated by reference to Exhibit 3.1.5 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991). \
     3.1.6    Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on November 28, 1989 (incorporated by reference to Exhibit 3.1.6 filed with Registrant's Annual Report on Form 10-K for the Year ended December 31, 1991).
     3.1.7    Certificate of Amendment to the Registrant's Certificate of Incorporation, as
              filed with the Secretary of State of New Jersey on August 15, 1994
              (incorporated by reference to Exhibit 3.1.7 filed with the Registrant's Annual
              Report on Form 10-K for the year ended December 31, 1994).
     3.1.8    Certificate of Amendment to Registrant's Certificate of Incorporation, as filed with the Secretary of State of New Jersey on May 14, 1996, changing the name of the Company to DynamicWeb Enterprises, Inc. (incorporated by reference to
              Exhibit 3.2.3 filed with Registrant's Annual Report on Form 10-KSB for December
              31, 1995).
     3.1.9    Certificate of Amendment to Registrant's Certificate of Incorporation, as filed
              with the Secretary of State of New Jersey on           , 1997.***
     3.2.1    Bylaws of the Registrant adopted August 7, 1979 (incorporated by reference to
              Exhibit 3.2.1 filed with Registrant's Report on Form 10-K for the Year ended
              December 31, 1991).
     3.2.2    Amendments adopted March 8, 1982 to Bylaws of the Registrant (incorporated by reference to Exhibit 3.2.2 filed with Registrant's Report on Form 10-K for the
              Year ended December 31, 1991).
     3.2.3    Amended and Restated Bylaws of the Registrant adopted March 7, 1997
              (incorporated by reference to Exhibit 3.2.3 filed with Registrant's Annual
              Report on Form 10-KSB for the year ended September 30, 1996).
     3.2.4    Amendments adopted December   , 1997 to Bylaws of Registrant.***
     4.1      Specimen Stock Certificate.**
     4.2      Form of Representative's Warrant.**
     5.1      Form of Opinion of Stevens & Lee re: legality.**
    10.1      Release and Severance Agreement dated February 12, 1993 between Seahawk Capital
              Corporation and Robert S. Friedenberg (incorporated by reference to Exhibit
              10.2 to Registrant's Annual Report on Form 10-K for the year ended December 31,
              1992).
    10.2      Agreement dated February 24, 1995 between the Registrant and Jonathan B.
              Lassers as to the purchase of common stock (incorporated by reference to
              Exhibit 10.1 to Registrant's Current Report on Form 8-K dated as of May 8,
              1995).
    10.3      Amendment Agreement dated May 1, 1995 between the Registrant and Jonathan B.
              Lassers as to the purchase of common stock and common stock purchase warrants
              (incorporated by reference to Exhibit 10.2 to Registrant's Current Report on
              Form 8-K dated as of May 8, 1995).
    10.4      Agreement dated February 29, 1996 between the Registrant and Jonathan B.
              Lassers as to the exchange of common stock for his common stock purchase warrants (incorporated by reference to Exhibit 10.4 filed with Registrant's
              Report on Form 10-KSB for the year ended September 30, 1996).
    10.5      Stock Exchange Agreement dated as of December 31, 1994 among the Registrant,
              John C. Fitton and Seahawk Overseas Exploration Corporation (incorporated by reference to Exhibit 10.4 to Registrant's Current Report on Form 8-K dated as of May 8, 1995).

    NUMBER                                         TITLE
    -----     -------------------------------------------------------------------------------
    10.6      Stock Purchase Agreement dated March 5, 1996 among the Registrant, DynamicWeb
              Transaction Systems, Inc. ("DWTS") and the shareholders of DWTS (incorporated by reference to Exhibit 10.14 to Registrant's Annual Report on Form 10-KSB for
              the year ended December 31, 1995).
    10.7      Amendment to Stock Purchase Agreement dated May 14, 1996 between the Registrant and DWTS (incorporated by reference to Exhibit 10.14(A) to Registrant's Annual
              Report on Form 10-KSB for the year ended December 31, 1995).
    10.8      Amendment to Stock Purchase Agreement dated June 13, 1996 between the
              Registrant and DWTS (incorporated by reference to Exhibit 10.14(B) to
              Registrant's Form 10-QSB for the period ended March 31, 1996).
    10.9      Stock Purchase Agreement dated September 30, 1996 among the Registrant,
              Megascore, Inc. and the shareholders of Megascore, Inc. (incorporated by reference to Exhibit 1 to the Registrant's Current Report on Form 8-K dated
              November 30, 1996).
    10.10     Stock Purchase Agreement dated November 30, 1996 among the Registrant, Software
              Associates, Inc. and Kenneth R. Konikowski (incorporated by reference to
              Exhibit 2 to the Registrant's Current Report on Form 8-K dated November 30,
              1996).
    10.11     Amendment to Stock Purchase Agreement dated April 7, 1997 between the
              Registrant and Kenneth R. Konikowski (incorporated by reference to Exhibit
              10.11 filed with Registrant's Report on Form 10-KSB for the year ended
              September 30, 1996).
    10.12     Lock-Up Agreement dated November 30, 1996 among the Registrant, Steve L.
              Vanechanos, Jr. and Kenneth R. Konikowski (incorporated by reference to Exhibit
              10.12 filed with Registrant's Report on Form 10-KSB for the year ended
              September 30, 1996).
    10.13     Employment Agreement dated December 1, 1996 between the Registrant and Kenneth
              R. Konikowski (incorporated by reference to Exhibit 10.13 filed with
              Registrant's Report on Form 10-KSB for the year ended September 30, 1996).
    10.14     DynamicWeb Enterprises, Inc. 1997 Employee Stock Option Plan (incorporated by reference to Annex B to the Registrant's Information Statement filed May 15,
              1997, pursuant to Section 14(c) of the Securities Exchange Act of 1934).
    10.15     DynamicWeb Enterprises, Inc. 1997 Stock Option Plan for Outside Directors
              (incorporated by reference to Annex C to the Registrant's Information Statement
              filed May 15, 1997, pursuant to Section 14(c) of the Securities Exchange Act of
              1934).
    10.16     Lease Agreement dated November 1, 1996 between Beauty and Barber Institute,
              Inc. and DynamicWeb Transaction Systems, Inc. (incorporated by reference to
              Exhibit 10.16 filed with Registrant's Report on Form 10-KSB for the year ended
              September 30, 1996).
    10.17     Lease Agreement dated July 1, 1994 between Software Associates, Inc. and The
              Mask Group (incorporated by reference to Exhibit 10.17 filed with Registrant's
              Report on Form 10-KSB for the year ended September 30, 1996).
    10.18     Amendment No. 1 to Lease Agreement between Software Associates, Inc. and The
              Mask Group (incorporated by reference to Exhibit 3 to the Registrant's Form 8-K dated September 9, 1997).
    10.19     Employment Agreement dated August 26, 1997, between the Registrant and James D.
              Conners (incorporated by reference to Exhibit 1 to Registrant's Form 8-K dated
              September 9, 1997).
    10.20     Form of Financial Consulting Agreement between the Registrant and H.J. Meyers &
              Co., Inc.**
    10.21     Form of Mergers and Acquisition Agreement between the Registrant and H.J.
              Meyers & Co., Inc.**
    10.22     Letter of Amendment dated November 20, 1997, amending Stock Purchase Agreement date April 7, 1997 between the Registrant and Kenneth R. Konikowski**

    NUMBER                                         TITLE
    -----     -------------------------------------------------------------------------------
    16.1      Letter on change in certifying accountant (R. Andrew Gately & Co.)
              (incorporated by reference to Exhibit 16.1 to Registrant's Current Report on
              Form 8-K dated February 19, 1997 (to be filed by amendment)).
    16.2      Letter on change in certifying accountant (Allen G. Roth, P.A.) (incorporated by reference to Exhibit 16.2 to the Registrant's Current Report on Form 8-K
              dated February 19, 1997, as amended by Amendment dated March 12, 1997).
    21.1      Subsidiaries of the Registrant (incorporated by reference to Exhibit 21.1 to the Registrant's Form 10-KSB for the year ended September 30, 1996).
    23.1      Consent of Stevens & Lee (included in Exhibit 5.1)
    23.2      Consent of Richard A. Eisner & Company, LLP*
    27.1      Financial Data Schedule.**


---------------
  * Filed herewith

 ** Previously filed

*** To be filed by amendment

ITEM 28. UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the Offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     In accordance with the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 3 to this registration statement to be signed on its behalf by the undersigned in the City of Fairfield, State of New Jersey on December 18, 1997.


                                          DYNAMICWEB ENTERPRISES, INC.

                                          By: /s/ STEVEN L. VANECHANOS, JR.
                                            ------------------------------------
                                                 Steven L. Vanechanos, Jr.
                                                  Chief Executive Officer


     In accordance with the requirements of the Securities Act of 1933, as amended, this Amendment No. 3 to the Registration Statement was signed below by the following persons and in the capacities and on the dates stated.


        /s/ STEVEN L. VANECHANOS, JR.          Chief Executive Officer         December 18, 1997
---------------------------------------------  and Director
          Steven L. Vanechanos, Jr.

          /s/ STEVE VANECHANOS, SR.            Treasurer, Chief Financial      December 18, 1997
---------------------------------------------  Officer, and Chief
            Steve Vanechanos, Sr.              Accounting Officer,
                                               Director

           /s/ F. PATRICK AHEARN*              Director                        December 18, 1997
---------------------------------------------
              F. Patrick Ahearn

              /s/ DENIS CLARK*                 Director                        December 18, 1997
---------------------------------------------
                 Denis Clark

            /s/ FRANK T. DIPALMA*              Director                        December 18, 1997
---------------------------------------------
              Frank T. DiPalma

             /s/ ROBERT DROSTE*                Director                        December 18, 1997
---------------------------------------------
                Robert Droste

          /s/ KENNETH R. KONIKOWSKI            Director                        December 18, 1997
---------------------------------------------
            Kenneth R. Konikowski

     * By: /s/ STEVEN L. VANECHANOS, JR.
---------------------------------------------
          Steven L. Vanechanos, Jr.
              Attorney-in-Fact

                EXHIBIT INDEX
                                                                                SEQUENTIALLY
                   EXHIBIT                                                        NUMBERED
                   NUMBER                                TITLE                      PAGE
---------------------------------------------  --------------------------    -------------------
     1.1      Underwriting Agreement**.............................................
     3.1.1    Certificate of Incorporation of the Registrant as filed with the
              Secretary of State of New Jersey on August 7, 1979 (incorporated by reference to Exhibit 3.1.1 filed with Registrant's Annual Report on
              Form 10-K for the Year ended December 31, 1991)......................
     3.1.2    Certificate of Amendment to Registrant's Certificate of
              Incorporation, as filed with the Secretary of State of New Jersey on
              May 19, 1980 (incorporated by reference to Exhibit 3.1.2 filed with
              Registrant's Annual Report on Form 10-K for the Year ended December
              31, 1991)............................................................
     3.1.3    Certificate of Amendment to Registrant's Certificate of
              Incorporation, as filed with the Secretary of State of New Jersey on
              April 1981 (incorporated by reference to Exhibit 3.1.3 filed with
              Registrant's Annual Report on Form 10-K for the Year ended December
              31, 1991)............................................................
     3.1.4    Certificate of Amendment of Registrant's Certificate of
              Incorporation, as filed with the Secretary of State of New Jersey on
              April 24, 1986 (incorporated by reference to Exhibit 3.1.4 filed with
              Registrant's Annual Report on Form 10-K for the Year ended December
              31, 1991)............................................................
     3.1.5    Certificate of Amendment to Registrant's Certificate of
              Incorporation, as filed with the Secretary of State of New Jersey on
              July 15, 1988 (incorporated by reference to Exhibit 3.1.5 filed with
              Registrant's Annual Report on Form 10-K for the Year ended December
              31, 1991)............................................................
     3.1.6    Certificate of Amendment to Registrant's Certificate of
              Incorporation, as filed with the Secretary of State of New Jersey on
              November 28, 1989 (incorporated by reference to Exhibit 3.1.6 filed with Registrant's Annual Report on Form 10-K for the Year ended
              December 31, 1991)...................................................
     3.1.7    Certificate of Amendment to the Registrant's Certificate of
              Incorporation, as filed with the Secretary of State of New Jersey on
              August 15, 1994 (incorporated by reference to Exhibit 3.1.7 filed with the Registrant's Annual Report on Form 10-K for the year ended
              December 31, 1994)...................................................
     3.1.8    Certificate of Amendment to Registrant's Certificate of
              Incorporation, as filed with the Secretary of State of New Jersey on
              May 14, 1996, changing the name of the Company to DynamicWeb
              Enterprises, Inc. (incorporated by reference to Exhibit 3.2.3 filed with Registrant's Annual Report on Form 10-KSB for December 31,
              1995)................................................................
     3.1.9    Certificate of Amendment to Registrant's Certificate of
              Incorporation, as filed with the Secretary of State of New Jersey on
                        , 1997.***.................................................
     3.2.1    Bylaws of the Registrant adopted August 7, 1979 (incorporated by reference to Exhibit 3.2.1 filed with Registrant's Report on Form
              10-K for the Year ended December 31, 1991)...........................
     3.2.2    Amendments adopted March 8, 1982 to Bylaws of the Registrant
              (incorporated by reference to Exhibit 3.2.2 filed with Registrant's
              Report on Form 10-K for the Year ended December 31, 1991)............
     3.2.3    Amended and Restated Bylaws of the Registrant adopted March 7, 1997
              (incorporated by reference to Exhibit 3.2.3 filed with Registrant's
              Annual Report on Form 10-KSB for the year ended September 30,
              1996)................................................................
     3.2.4    Amendments adopted December   , 1997 to Bylaws of Registrant.***
     4.1      Specimen Stock Certificate.**........................................

                                                                                     SEQUENTIALLY
    EXHIBIT                                                                            NUMBERED
    NUMBER                                    TITLE                                      PAGE
    -----     ---------------------------------------------------------------------  ------------
     4.2      Form of Representative's Warrant.**..................................
     5.1      Opinion of Stevens & Lee re: legality.**.............................
    10.1      Release and Severance Agreement dated February 12, 1993 between
              Seahawk Capital Corporation and Robert S. Friedenberg (incorporated by reference to Exhibit 10.2 to Registrant's Annual Report on Form
              10-K for the year ended December 31, 1992)...........................
    10.2      Agreement dated February 24, 1995 between the Registrant and Jonathan
              B. Lassers as to the purchase of common stock (incorporated by reference to Exhibit 10.1 to Registrant's Current Report on Form 8-K
              dated as of May 8, 1995).............................................
    10.3      Amendment Agreement dated May 1, 1995 between the Registrant and
              Jonathan B. Lassers as to the purchase of common stock and common stock purchase warrants (incorporated by reference to Exhibit 10.2 to
              Registrant's Current Report on Form 8-K dated as of May 8, 1995).....
    10.4      Agreement dated February 29, 1996 between the Registrant and Jonathan
              B. Lassers as to the exchange of common stock for his common stock purchase warrants (incorporated by reference to Exhibit 10.4 filed with Registrant's Report on Form 10-KSB for the year ended September
              30, 1996)............................................................
    10.5      Stock Exchange Agreement dated as of December 31, 1994 among the
              Registrant, John C. Fitton and Seahawk Overseas Exploration
              Corporation (incorporated by reference to Exhibit 10.4 to
              Registrant's Current Report on Form 8-K dated as of May 8, 1995).....
    10.6      Stock Purchase Agreement dated March 5, 1996 among the Registrant,
              DynamicWeb Transaction Systems, Inc. ("DWTS") and the shareholders of
              DWTS (incorporated by reference to Exhibit 10.14 to Registrant's
              Annual Report on Form 10-KSB for the year ended December 31, 1995)...
    10.7      Amendment to Stock Purchase Agreement dated May 14, 1996 between the
              Registrant and DWTS (incorporated by reference to Exhibit 10.14(A) to
              Registrant's Annual Report on Form 10-KSB for the year ended December
              31, 1995)............................................................
    10.8      Amendment to Stock Purchase Agreement dated June 13, 1996 between the
              Registrant and DWTS (incorporated by reference to Exhibit 10.14(B) to
              Registrant's Form 10-QSB for the period ended March 31, 1996)........
    10.9      Stock Purchase Agreement dated September 30, 1996 among the
              Registrant, Megascore, Inc. and the shareholders of Megascore, Inc.
              (incorporated by reference to Exhibit 1 to the Registrant's Current
              Report on Form 8-K dated November 30, 1996)..........................
    10.10     Stock Purchase Agreement dated November 30, 1996 among the
              Registrant, Software Associates, Inc. and Kenneth R. Konikowski
              (incorporated by reference to Exhibit 2 to the Registrant's Current
              Report on Form 8-K dated November 30, 1996)..........................
    10.11     Amendment to Stock Purchase Agreement dated April 7, 1997 between the
              Registrant and Kenneth R. Konikowski (incorporated by reference to
              Exhibit 10.11 filed with Registrant's Report on Form 10-KSB for the year ended September 30, 1996).......................................
    10.12     Lock-Up Agreement dated November 30, 1996 among the Registrant, Steve
              L. Vanechanos, Jr. and Kenneth R. Konikowski (incorporated by reference to Exhibit 10.12 filed with Registrant's Report on Form
              10-KSB for the year ended September 30, 1996)........................

                                                                                     SEQUENTIALLY
    EXHIBIT                                                                            NUMBERED
    NUMBER                                    TITLE                                      PAGE
    -----     ---------------------------------------------------------------------  ------------
    10.13     Employment Agreement dated December 1, 1996 between the Registrant and Kenneth R. Konikowski (incorporated by reference to Exhibit 10.13 filed with Registrant's Report on Form 10-KSB for the year ended
              September 30, 1996)..................................................
    10.14     DynamicWeb Enterprises, Inc. 1997 Employee Stock Option Plan
              (incorporated by reference to Annex B to the Registrant's Information
              Statement filed May 15, 1997, pursuant to Section 14(c) of the
              Securities Exchange Act of 1934).....................................
    10.15     DynamicWeb Enterprises, Inc. 1997 Stock Option Plan for Outside
              Directors (incorporated by reference to Annex C to the Registrant's
              Information Statement filed May 15, 1997, pursuant to Section 14(c)
              of the Securities Exchange Act of 1934)..............................
    10.16     Lease Agreement dated November 1, 1996 between Beauty and Barber
              Institute, Inc. and DynamicWeb Transaction Systems, Inc.
              (incorporated by reference to Exhibit 10.16 filed with Registrant's
              Report on Form 10-KSB for the year ended September 30, 1996).........
    10.17     Lease Agreement dated July 1, 1994 between Software Associates, Inc.
              and The Mask Group (incorporated by reference to Exhibit 10.17 filed with Registrant's Report on Form 10-KSB for the year ended September
              30, 1996)............................................................
    10.18     Amendment No. 1 to Lease Agreement between Software Associates, Inc.
              and The Mask Group (incorporated by reference to Exhibit 3 to the
              Registrant's Form 8-K dated September 9, 1997).......................
    10.19     Employment Agreement dated August 26, 1997, between the Registrant and James D. Conners (incorporated by reference to Exhibit 1 to
              Registrant's Form 8-K dated September 9, 1997).......................
    10.20     Form of Financial Consulting Agreement between the Registrant and
              H.J. Meyers & Co., Inc.**............................................
    10.21     Form of Mergers and Acquisition Agreement between the Registrant and
              H.J. Meyers & Co., Inc.**............................................
    10.22     Letter of Amendment dated November 20, 1997, amending Stock Purchase
              Agreement date April 7, 1997 between the Registrant and Kenneth R.
              Konikowski**.........................................................
    16.1      Letter on change in certifying accountant (R. Andrew Gately & Co.)
              (incorporated by reference to Exhibit 16.1 to Registrant's Current
              Report on Form 8-K dated February 19, 1997 (to be filed by amendment))..........................................................
    16.2      Letter on change in certifying accountant (Allen G. Roth, P.A.)
              (incorporated by reference to Exhibit 16.2 to the Registrant's
              Current Report on Form 8-K dated February 19, 1997, as amended by
              Amendment dated March 12, 1997)......................................
    21.1      Subsidiaries of the Registrant (incorporated by reference to Exhibit
              21.1 to the Registrant's Form 10-KSB for the year ended September 30,
              1996)................................................................
    23.1      Consent of Stevens & Lee (included in Exhibit 5.1)...................
    23.2      Consent of Richard A. Eisner & Company, LLP*.........................
    27.1      Financial Data Schedule**............................................


---------------
*   Filed herewith

**  Previously filed

*** To be filed by amendment